Exhibit 99.1

                       Supplemental Financial Information

Overview

      In accordance with SFAS No. 123, "Accounting for Stock Based Compensation", as amended by SFAS 148, "Accounting for Stock-Based Compensation
- Transition and Disclosure an amendment of FASB Statement No. 123", we have elected, effective January 1, 2004, to account for employee stock compensation using the fair value method. As a result, the fair value of stock-based employee compensation, including unvested employee stock options issued and outstanding, will be recorded as an expense in our statement of income beginning January 1, 2004. Our 2004 results will reflect an expense for employee stock compensation that is consistent with the application of the modified prospective approach as set forth in SFAS 148. Additionally, we will retrospectively apply the adoption of the fair value method to all stock compensation, including unvested employee stock options issued and outstanding from the beginning of the earliest period presented, referred to as the retroactive restatement approach. Accordingly, we will restate our historical results for the comparable fiscal quarters of 2003 at the time that we issue our unaudited quarterly financial statements for each fiscal quarter in 2004, as well as restate our historical results for the years ended December 31, 2003 and 2002 at the time we issue our audited annual financial statements for the year ended December 31, 2004, in each case as if we used the fair value method beginning January 1, 2002.

      The financial information below shows the effect of the adoption of SFAS 123, as amended by SFAS 148, on our historical financial statements for the years ended December 31, 2003 and 2002, and for each of our fiscal quarters in 2003, as if we had used the fair value method beginning January 1, 2002. It also presents a reconciliation of the selected financial data previously reported in our Annual Report on Form 10-K for the years ended December 31, 2003 and 2002 and the quarterly financial information reported for each of the quarters ended in 2003, to the restated data. This information is in addition to, and supplements, the information otherwise included in those reports.

                                  (Dollars in Millions Except Per Share Amounts)
                                  ----------------------------------------------
Net Income:                                 2003             2002
                                           -------          -------
Net Income, as reported .........          $   676          $   643

Less: fair value of stock
      options issued,
      net of income taxes .......               45               73
                                           -------          -------

Net Income, restated ............          $   631          $   570
                                           =======          =======

Basic Net Income per
  common share:
      As reported ...............          $  3.61          $  3.46
      Restated ..................          $  3.37          $  3.07

Diluted Net Income per
  common share:
      As reported ...............          $  3.59          $  3.44
      Restated ..................          $  3.37          $  3.07

                                                                    Exhibit 99.1

      The following is a reconciliation of the "As Reported" to "Restated" Net Income per common share on a basic and diluted basis.

Basic Net Income per share:                                  2003         2002
                                                           --------     --------
    Net Income per common share:
          Basic, as reported .........................     $   3.61     $   3.46

    Less: fair value of stock options issued per
          common share, net of income taxes ..........         0.24         0.39
                                                           --------     --------

    Net Income per common share, restated:
          Basic ......................................     $   3.37     $   3.07
                                                           ========     ========

Diluted Net Income per share:                                2003         2002
                                                           --------     --------
    Net Income per common share:
          Diluted, as reported .......................     $   3.59     $   3.44

    Less: fair value of stock options issued per
          common share, net of income taxes ..........         0.22         0.37
                                                           --------     --------

    Net Income per common share, restated:
         Diluted .....................................     $   3.37     $   3.07
                                                           ========     ========

                                                                    Exhibit 99.1

                  Financial Results from Operations Restated -
                     Years Ended December 31, 2003 and 2002

      The table below presents a reconciliation of selected financial data previously reported to the restated results for 2003.

                                      Twelve Months Ended December 31, 2003
                                 -----------------------------------------------
                                                      Stock
                                         As          Option
                                      Reported       Expense      Restated
                                      ---------     ---------     --------
                                 (Dollars in Millions, except per share amounts)

Revenue ..........................    $ 8,621.4     $      --     $ 8,621.4

Operating expenses:
  Salary and service costs .......      5,839.0          72.8       5,911.8
  Office and general expenses ....      1,617.7            --       1,617.7
                                      ---------     ---------     ---------
                                        7,456.7          72.8       7,529.5
                                      ---------     ---------     ---------

Operating profit .................      1,164.7         (72.8)      1,091.9

Net interest expense:
  Interest expense ...............         57.9            --          57.9
  Interest income ................        (15.1)           --         (15.1)
                                      ---------     ---------     ---------
                                           42.8            --          42.8
                                      ---------     ---------     ---------

Income before income taxes .......      1,121.9         (72.8)      1,049.1

Income taxes .....................        380.9         (27.9)        353.0
                                      ---------     ---------     ---------

Income after income taxes ........        741.0         (44.9)        696.1

Equity in earnings of affiliates..         15.1            --          15.1
Minority interests ...............        (80.2)           --         (80.2)
                                      ---------     ---------     ---------

  Net income .....................    $   675.9     $   (44.9)    $   631.0
                                      =========     =========     =========

Net Income Per Common Share:
  Basic ..........................    $    3.61     $   (0.24)    $    3.37
  Diluted ........................    $    3.59     $   (0.22)    $    3.37

                                                                    Exhibit 99.1

      The table below presents a reconciliation of selected financial data previously reported to the restated results in 2002.

                                      Twelve Months Ended December 31, 2002
                                 -----------------------------------------------
                                                      Stock
                                         As          Option
                                      Reported       Expense      Restated
                                      ---------     ---------     --------
                                 (Dollars in Millions, except per share amounts)

Revenue ..........................    $ 7,536.3            --     $ 7,536.3

Operating expenses:
  Salary and service costs .......      4,952.9         119.0       5,071.9
  Office and general expenses ....      1,479.3            --       1,479.3
                                      ---------     ---------     ---------
                                        6,432.2         119.0       6,551.2
                                      ---------     ---------     ---------

Operating profit .................      1,104.1        (119.0)        985.1

Net interest expense:
  Interest expense ...............         45.5            --          45.5
  Interest income ................        (15.0)           --         (15.0)
                                      ---------     ---------     ---------
                                           30.5            --          30.5
                                      ---------     ---------     ---------

Income before income taxes .......      1,073.6        (119.0)        954.6

Income taxes .....................        375.6         (46.0)        329.6
                                      ---------     ---------     ---------

Income after income taxes ........        698.0         (73.0)        625.0

Equity in earnings of affiliates..         13.8            --          13.8
Minority interests ...............        (68.3)           --         (68.3)
                                      ---------     ---------     ---------

  Net income .....................    $   643.5     $   (73.0)    $   570.5
                                      =========     =========     =========

Net Income Per Common Share:
  Basic ..........................    $    3.46         (0.39)    $    3.07
  Diluted ........................    $    3.44         (0.37)    $    3.07

                                                                    Exhibit 99.1

                  Financial Results from Operations Restated -
      Quarters Ended March 31, June 30, September 30 and December 31, 2003

      The table below presents a reconciliation of the selected financial data previously reported to the restated results for the quarters ended March 31, June 30, September 30, and December 31, 2003.

                                                                          (Dollars in  Millions Except Per Share Amounts)
                                                              ---------------------------------------------------------------------
Net Income:                                                   March 31       June 30      September 30    December 31     Full Year
                                                              --------       -------      ------------    -----------     ---------
Net Income, as reported ................................       $   129        $   191        $   135        $   221        $   676

Less: fair value of stock options issued,
      net of income taxes ..............................            13             11             11             11             45
                                                               -------        -------        -------        -------        -------

Net Income, restated ...................................       $   116        $   180        $   124        $   210        $   631
                                                               =======        =======        =======        =======        =======

Basic Net Income per common share:
      As reported ......................................       $  0.69        $  1.02        $  0.72        $  1.18        $  3.61
      Restated .........................................       $  0.62        $  0.96        $  0.66        $  1.12        $  3.37

Diluted Net Income per common share:
      As reported ......................................       $  0.69        $  1.02        $  0.72        $  1.17        $  3.59
      Restated .........................................       $  0.62        $  0.96        $  0.66        $  1.12        $  3.37

      The following is a reconciliation of the selected financial data previously reported to the restated results on a basic and diluted per common share basis for the quarters ended March 31, June 30, September 30, and December 31, 2003.

Basic Net Income Per Common Share:                                 March 31       June 30    September 30  December 31     Full Year
                                                                   --------       -------    ------------  -----------     ---------
Net Income per common share:
    Basic, as reported .....................................         $0.69         $1.02         $0.72         $1.18         $3.61

    Less: fair value of stock options
          issued per common share,
          net of income taxes ..............................          0.07          0.06          0.06          0.06          0.24
                                                                     -----         -----         -----         -----         -----

    Net Income per common share, restated:
    Basic ..................................................         $0.62         $0.96         $0.66         $1.12         $3.37
                                                                     =====         =====         =====         =====         =====

Diluted Net Income Per Common Share:

    Net Income per common share:
          Diluted, as reported .............................         $0.69         $1.02         $0.72         $1.17         $3.59

    Less: fair value of stock options
          issued per common share,
          net of income taxes ..............................          0.07          0.06          0.06          0.05          0.22
                                                                     -----         -----         -----         -----         -----

    Net Income per common share, restated:
          Diluted ..........................................         $0.62         $0.96         $0.66         $1.12         $3.37
                                                                     =====         =====         =====         =====         =====

                                                                    Exhibit 99.1

      The table below presents a reconciliation of selected financial data previously reported to the restated results for the quarter ended March 31, 2003.

                                        Three Months Ended March 31, 2003
                                 -----------------------------------------------
                                                      Stock
                                         As          Option
                                      Reported       Expense      Restated
                                      ---------     ---------     --------
                                 (Dollars in Millions, except per share amounts)

Revenue ..........................    $ 1,937.2     $      --     $ 1,937.2

Operating expenses:
  Salary and service costs .......      1,340.8          21.2        1362.0
  Office and general expenses ....        373.0            --         373.0
                                      ---------     ---------     ---------
                                        1,713.8          21.2       1,735.0
                                      ---------     ---------     ---------

Operating profit .................        223.4         (21.2)        202.2

Net interest expense:
  Interest expense ...............         11.2            --          11.2
  Interest income ................         (2.9)           --          (2.9)
                                      ---------     ---------     ---------
                                            8.3            --           8.3
                                      ---------     ---------     ---------

Income before income taxes .......        215.1         (21.2)        193.9

Income taxes .....................         75.2          (8.1)         67.1
                                      ---------     ---------     ---------

Income after income taxes ........        139.9         (13.1)        126.8

Equity in earnings of affiliates..          2.5            --           2.5
Minority interests ...............        (13.8)           --         (13.8)
                                      ---------     ---------     ---------

  Net income .....................    $   128.6     $   (13.1)    $   115.5
                                      =========     =========     =========

Net Income Per Common Share:
  Basic ..........................    $    0.69     $   (0.07)    $    0.62
  Diluted ........................    $    0.69     $   (0.07)    $    0.62

                                                                    Exhibit 99.1

      The table below presents a reconciliation of selected financial data previously reported to the restated results for the quarter ended June 30, 2003.

                                        Three Months Ended June 30, 2003
                                 -----------------------------------------------
                                                      Stock
                                         As          Option
                                      Reported       Expense      Restated
                                      ---------     ---------     --------
                                 (Dollars in Millions, except per share amounts)

Revenue ..........................    $ 2,149.5     $      --     $ 2,149.5

Operating expenses:
  Salary and service costs .......      1,409.4          17.3       1,426.7
  Office and general expenses ....        403.5            --         403.5
                                      ---------     ---------     ---------
                                        1,812.9          17.3       1,830.2
                                      ---------     ---------     ---------

Operating profit .................        336.6         (17.3)        319.3

Net interest expense:
  Interest expense ...............         16.2            --          16.2
  Interest income ................         (3.3)           --          (3.3)
                                      ---------     ---------     ---------
                                           12.9            --          12.9
                                      ---------     ---------     ---------

Income before income taxes .......        323.7         (17.3)        306.4

Income taxes .....................        110.6          (6.6)        104.0
                                      ---------     ---------     ---------

Income after income taxes ........        213.1         (10.7)        202.4

Equity in earnings of affiliates..          1.9           1.9
Minority interests ...............        (24.3)           --         (24.3)
                                      ---------     ---------     ---------

  Net income .....................    $   190.7     $   (10.7)    $   180.0
                                      =========     =========     =========

Net Income Per Common Share:
  Basic ..........................    $    1.02     $   (0.06)    $    0.96
  Diluted ........................    $    1.02     $   (0.06)    $    0.96

                                                                    Exhibit 99.1

      The table below presents a reconciliation of selected financial data previously reported to the restated results for the quarter ended September 30, 2003.

                                      Three Months Ended September 30, 2003
                                 -----------------------------------------------
                                                      Stock
                                         As          Option
                                      Reported       Expense      Restated
                                      ---------     ---------     --------
                                 (Dollars in Millions, except per share amounts)

Revenue ..........................    $ 2,028.6     $      --     $ 2,028.6

Operating expenses:
  Salary and service costs .......      1,394.9          17.3       1,412.2
  Office and general expenses ....        399.3            --         399.3
                                      ---------     ---------     ---------
                                        1,794.2          17.3       1,811.5
                                      ---------     ---------     ---------

Operating profit .................        234.4         (17.3)        217.1

Net interest expense:
  Interest expense ...............         15.4            --          15.4
  Interest income ................         (3.9)           --          (3.9)
                                      ---------     ---------     ---------
                                           11.5            --          11.5
                                      ---------     ---------     ---------

Income before income taxes .......        222.9         (17.3)        205.6

Income taxes .....................         75.5          (6.6)         68.9
                                      ---------     ---------     ---------

Income after income taxes ........        147.4         (10.7)        136.7

Equity in earnings of affiliates..          4.0            --           4.0
Minority interests ...............        (16.1)           --         (16.1)
                                      ---------     ---------     ---------

  Net income .....................    $   135.3     $   (10.7)    $   124.6
                                      =========     =========     =========

Net Income Per Common Share:
  Basic ..........................    $    0.72     $   (0.06)    $    0.66
  Diluted ........................    $    0.72     $   (0.06)    $    0.66

                                                                    Exhibit 99.1

      The table below presents a reconciliation of selected financial data previously reported to the restated results for the quarter ended December 31, 2003.

                                       Three Months Ended December 31, 2003
                                 -----------------------------------------------
                                                      Stock
                                         As          Option
                                      Reported       Expense      Restated
                                      ---------     ---------     --------
                                 (Dollars in Millions, except per share amounts)

Revenue ..........................    $ 2,506.0     $      --     $ 2,506.0

Operating expenses:
  Salary and service costs .......      1,693.9          17.1       1,711.0
  Office and general expenses ....        441.9            --         441.9
                                      ---------     ---------     ---------
                                        2,135.8          17.1       2,152.9
                                      ---------     ---------     ---------

Operating profit .................        370.2         (17.1)        353.1

Net interest expense:
  Interest expense ...............         15.1            --          15.1
  Interest income ................         (5.1)           --          (5.1)
                                      ---------     ---------     ---------
                                           10.0            --          10.0
                                      ---------     ---------     ---------

Income before income taxes .......        360.2         (17.1)        343.1

Income taxes .....................        119.7          (6.5)        113.2
                                      ---------     ---------     ---------

Income after income taxes ........        240.5         (10.6)        229.9

Equity in earnings of affiliates..          6.8            --           6.8
Minority interests ...............        (26.0)           --         (26.0)
                                      ---------     ---------     ---------

  Net income .....................    $   221.3     $   (10.6)    $   210.7
                                      =========     =========     =========

Net Income Per Common Share:
  Basic ..........................    $    1.18     $   (0.06)    $    1.12
  Diluted ........................    $    1.17     $   (0.05)    $    1.12